UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2005 (August 8, 2005)
Unica Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51461 (Commission File No.)	04-3174345 (IRS Employer Identification No.)
Reservoir Place North
170 Tracer Lane
Waltham, Massachusetts 02451-1379
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (781) 839-8000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements
This is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained in this Form 8-K and press release are based upon Unica’s historical performance and its current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by Unica, its management or any other person that the future plans, estimates or expectations contemplated by Unica will be achieved. These forward-looking statements represent Unica’s expectations as of August 9, 2005. Subsequent events may cause these expectations to change, and Unica disclaims any obligation to update the forward-looking statements in the future. Matters subject to forward-looking statements involve known and unknown risks and uncertainties, including the possibility that the market for enterprise software does not develop as anticipated; the volatility of our stock price due to the difficulty in predicting operating results and the long sales cycle for our software; failure to develop new software products or enhance existing products; failure to retain our chief executive officer, key management and board of director members; the failure to maintain historical maintenance renewal rates; and the failure to properly protect our proprietary rights and intellectual property. These and other factors, including the factors set forth under the caption “Risk Factors” in Unica’s prospectus dated August 2, 2005 and declared effective by the Securities and Exchange Commission on August 2, 2005, could cause Unica’s performance or achievements to be materially different from those expressed or implied by the forward-looking statements.
Item 5.02. Election of Director.
On August 9, 2005, Unica Corporation (“Unica”) issued the press release attached to this Form 8-K, which announced the appointment to its Board of Directors of Aron J. Ain, effective with the closing of Unica’s public offering on August 8, 2005, and Robert P. Schechter, who joined earlier this year.
The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 5.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by Unica under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
(c)                     Exhibits

99.1	Press Release issued by Unica Corporation, dated August 9, 2005, entitled “Unica Corporation Taps Industry Leaders for Board Seats”.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

UNICA CORPORATION
By:	/s/ Yuchun Lee

Yuchun Lee, Chief Executive Officer, President and Chairman

August 9, 2005

EXHIBIT INDEX

EXHIBIT
No.	DESCRIPTION
99.1	Press Release Issued by Unica Corporation, dated August 9, 2005, entitled “Unica Corporation Taps Industry Leaders for Board Seats”.

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